Supplement dated May 1, 2015

to the Statement of Additional Information (“SAI”) dated May 1, 2015 for the following Funds:

Funds

COLUMBIA ACORN TRUST

Columbia Acorn® Fund

Columbia Acorn International®

Columbia Acorn USA®

Columbia Acorn International SelectSM

Columbia Acorn SelectSM

Columbia Thermostat FundSM

Columbia Acorn Emerging Markets FundSM

Columbia Acorn European FundSM

Effective May 1, 2015, the SAI for the Funds is hereby supplemented to reflect the following:

It is expected that Robert A. Mohn, co-portfolio manager of Columbia Acorn Fund, lead portfolio manager of Columbia Acorn USA, Domestic Chief Investment Officer of Columbia Wanger Asset Management, LLC (“CWAM”) and Vice President of Columbia Acorn Trust will step down from those roles in the fourth quarter of 2015.

P. Zachary Egan, President of CWAM, and Fritz Kaegi, a portfolio manager and analyst at CWAM since 2004, will join the portfolio management team of Columbia Acorn Fund, and together with existing co-portfolio manager David L. Frank will take over management of Columbia Acorn Fund.

William J. Doyle, current co-portfolio manager of Columbia Acorn USA, will continue in that role.

Mr. Mohn will continue to perform portfolio management services for Columbia Acorn Fund and Columbia Acorn USA leading up to his departure to ensure a smooth transition in management.

Shareholders should retain this Supplement for future reference.

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